EXHIBIT 10.9
                              PROGINET CORPORATION

                              EQUITY INCENTIVE PLAN
                  (amended and restated as of December 5, 1995)

         WHEREAS, Proginet Corporation (the "Company") has previously adopted the Proginet Corporation Equity Incentive Plan (the "Plan") by action of the Board of Directors of the Company dated August 16, 1994; and

         WHEREAS, the Company now wishes to amend and restate the Plan.

         NOW THEREFORE, the Plan is hereby amended and restated, as of February 21, 1995, to read in its entirety as follows:

Section 1.        Purpose

         The purpose of the Plan is to attract and retain key employees and consultants, to provide an incentive for them to assist the Company to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.

Section 2.        Definitions

         "Affiliate" means any business entity in which the Company owns directly or indirectly 100% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

         "Award" means any Option awarded under the Plan.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision. In the absence of appointment of another Committee by the Board, the Compensation and Stock Option Committee of the Board shall be the Committee.

         "Common Stock" or "Stock" means the Common Stock, $.001 par value, of the Company.

         "Company" means Proginet Corporation.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

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         "Fair Market Value" means, as of any date with respect to Common Stock or any other property:

          a. if the Common Stock is listed on any established stock exchange or national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market day prior to the time of determination);

          b. if the Common Stock is listed on the Vancouver Stock Exchange (the "VSE"), the closing sales price for such stock (or the closing bid, if no sales were reported on that date);

          c. if the Common Stock is quoted on the NASDAQ System (but not on the National Market System) or regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low ask prices for the Common Stock; and

          d.   in the absence of an established market for the Common Stock,

the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

         "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

         "Independent Directors' Stock Option Plan" means the Proginet Corporation Independent Directors' Stock Option Plan.

         "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended not to be an Incentive Stock Option.

         "Option"  means an  Incentive  Stock  Option  or a  Nonstatutory  Stock
Option.

         "Participant" means a person selected by the Committee to receive an Award under the Plan.

         "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.


Section 3.        Administration

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         The Plan shall be administered by the Committee. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount such Awards for the Participants who are not Reporting Persons and a maximum for any one Participant.

Section 4.        Eligibility

         Employees, officers, directors and other insiders of the Company or any Affiliate as well as any other person or company engaged to provide ongoing management or consulting services to the Company or any Affiliate, capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. There is specifically excluded from the group of persons eligible to be Participants in the Plan any and all members of the Board who are not employees of the Company or any Affiliate. Incentive Stock Options may be awarded only to persons eligible to receive such Options under the Code. An Option may not be granted to any person if, as the result of such grant, such person would at the time of such grant hold options, whether granted under the Plan or otherwise, to acquire in aggregate more than 5% of the issued and outstanding Common Stock of the Company.

Section 5.        Stock Available for Awards

         a. Awards may be made under the Plan for up to 1,200,000 shares of Common Stock. Any options granted under the independent Directors' Stock Option Plan to receive the Company's Common Stock shall reduce the number of shares available to be awarded hereunder by the amount granted under the Independent Directors' Stock option Plan. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation, the surrender of shares in payment for the Award or such option, or any tax obligation thereon, the shares subject to such Award or such option, or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall be available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         b. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (I) the number and kind of shares in respect of which Awards may

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be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number and if the Common Stock is at the time of such adjustment listed solely on the VSE no such adjustment shall be made without the approval of the VSE.

Section 6.        Stock Options

         a. Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to, and comply with,
Section 422 of the Code or any successor provision, and any regulations thereunder.

         b. The Committee shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to Incentive Stock Options and not less than 50% of the Fair Market Value of the Common Stock on the date of award with respect to Nonstatutory Stock Options, provided that so long as the Common Stock is listed solely on the VSE, Nonstatutory Stock Options having an exercise price that is less than Fair Market Value shall not be granted.

         c. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter, provided that:

          a. all Options shall be non-assignable and non-transferable, except as contemplated by subsection (b) below;

          b. the period within which the Participant's heirs, administrators or executors may exercise any portion of an Option will not exceed one year after the date of death of the Participant;

          c. subject to subsection (b) above, options may be exercised only while the Participant is eligible to receive Options pursuant to the Plan and for a period of 30 days after ceasing to be so eligible; and

          d. Options will expire no later than 10 years from the date of grant.

The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

         d. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the

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Option, by delivery of shares of Common Stock owned by the optionee, valued at their Fair Market Value on the date of delivery.

         e. The Committee may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.

Section 7.        General Provisions Applicable to Awards

         a. Reporting Person Limitations. Any provision of the Plan to the contrary notwithstanding, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934 and any successor provision, (I) any "equity security" (as that term is used in said Rule 16b-3) granted under the Plan to a Reporting Person must be held for at least six months from the date of grant or, in the case of a "derivative security, (as that term is defined in said Rule 16b-3), at least six months elapse from the date of acquisition of the derivative security to the date of disposition of its underlying equity security and (ii) any derivative security issued under the Plan to a Reporting Person shall not be transferable other than by will, by the laws of descent and distribution or pursuant to a "qualified domestic relations order" (as the term is used in said Rule 16b-3).

         b. Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

         c. Committee Discretion. Each type of Award may be made alone, in addition to, or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

         d. Settlement. The Committee shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company or Awards.

         e. Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

         f. Termination of Employment. Subject to subsection 6c the Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

         g. Change in Control. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an

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Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

         h. Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         i. Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization, or converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that (i) the Participant's consent to such action shall be required unless the Committee determines that the action taking into account any related action, would not materially and adversely affect the Participant and (ii) if regulatory or shareholder approval is required of such amendment, modification or termination, such approval shall have been obtained.

         j. Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization, or converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that (i) the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant and (ii) if regulatory or shareholder approval is required in respect of such amendment, modification or termination, such approval shall have been obtained.

Section 12.       Miscellaneous.

         (a) No Right To Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to employment or continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any

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shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

(c) Effective Date. Subject to the approval of the shareholders of the Company, the Plan, as amended and restated, shall be effective as of February 21, 1995. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934 or any successor provision; and further provided that any amendment to the Plan shall be subject to filing with the Vancouver Stock Exchange.

         (e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the state of Delaware.